ThermoEnergy Corporation

Warrant Amendment Agreement and Notice of Exercise

This Agreement is made by and between ThermoEnergy Corporation, a Delaware corporation (the “Corporation”) and _____________________ (the “Investor”), and the Notice made herein is given by the Investor, this ____ day of December 2011 (collectively, the “Agreement”).

Whereas, the Investor desires to purchase from one or more affiliates of Security Investors, LLC (collectively, “SGI”) certain Common Stock Purchase Warrants issued by the Corporation and held by SGI, as identified more fully on Exhibit A hereto (the “Warrants”); and

Whereas, to induce the Investor to exercise the Warrants immediately upon the transfer of the Warrants from SGI to the Investor, the Corporation desires to amend each of the Warrants to reduce the exercise price of such Warrant as hereinafter provided (the “Warrant Amendment”); and

Whereas, the Investor desires to exercise the Warrants upon the effectiveness of the Warrant Amendment;

Now, therefore, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Corporation and the Investor hereby agree as follows:

1.           Warrant Amendment.     Upon the transfer of the Warrants from SGI to the Investor, each of the Warrants shall automatically be, and hereby is, amended to change the exercise price thereof to $0.095 per share of Common Stock (the “Reduced Exercise Price”).  In all other respects the Warrants shall remain in full force and effect without amendment or alteration.  For purposes of clarification, the parties agree that the term “Warrants” refers only to those Common Stock Purchase Warrants listed on Schedule I hereto and does not include any other warrants, options or similar rights held by SGI, the Investor or by any other person or entity (the “Non-Participating Warrants”).  The Warrant Amendment effected by this Section 1 shall in no way alter or amend any of the Non-Participating Warrants.

2.           Warrant Exercise.     The Investor hereby gives notice of exercise of all of the Warrants, immediately upon the effectiveness of the Warrant Amendment (the “Closing Date”).  On the Closing Date, simultaneously with the effectiveness of the Warrant Amendment, the Investor shall remit to the Corporation, by wire transfer of immediately available funds, the sum of $                                  (the “Full Purchase Price”) in full satisfaction of the Investor’s obligation to pay the Reduced Exercise Price for the Warrants.  The Corporation shall thereafter deliver to the Investor, within three (3) business days of receipt of the Full Purchase Price, certificates (at the request of the Investor, via either physical or electronic delivery) representing shares of the Corporation’s Common Stock, par value $0.001 per share (the “Common Stock”) issued upon exercise of the Warrants (as amended by the Warrant Amendment) (the “Warrant Shares”), which certificates shall, if required under the terms of this Agreement, be free of all restrictive legends, and to enable such Warrant Shares to be in such denominations and registered in such names as the Investor may request.

3.           Representations and Warranties of the Corporation.     The Corporation hereby represents and warrants to the Investor as follows:

(a)           Organization and Qualification.  The Corporation is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  The Corporation is not in violation of any of the provisions of its Certificate of Incorporation or By-Laws.  The Corporation is duly qualified to conduct its business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, and no proceedings have been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, such power and authority or qualification.  For purposes of this Agreement, the term “Material Adverse Effect” shall mean any of (i) a material and adverse effect on the legality, validity or enforceability of any of this Agreement, the Warrants or the Warrant Amendment (collectively, the “Transaction Documents”), (ii) a material and adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Corporation, or (iii) a material impairment of the Corporation’s ability to perform on a timely basis its obligations under any Transaction Document.

(b)           Authorization; Enforcement.  The Corporation has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Corporation and the consummation by the Corporation of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Corporation and no further action is required by the Corporation in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Corporation and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Corporation enforceable against the Corporation in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(c)           No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Corporation and the consummation by the Corporation of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Borrower’s Certificate of Incorporation or By-Laws, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, or result in the imposition of any lien upon any of the material properties or assets of the Corporation pursuant to, any agreement, credit facility, debt or other instrument or other understanding to which the Corporation is a party or by which any property or asset of the Corporation is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Corporation is subject (including federal and state securities laws and regulations), or by which any property or asset of the Corporation is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(d)           Issuance of Common Stock.  The Warrant Shares are duly authorized and will, when issued upon exercise of the Warrants, be validly issued, fully-paid and outstanding shares of Common Stock.

(e)           SEC Reports; Financial Statements.  The Corporation has timely filed all reports required to be filed by it under the Securities Act of 1933 (the “Securities Act”) and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for the twelve months preceding the date of this Agreement (the foregoing materials, being collectively referred to herein as the “SEC Reports”).  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Securities and Exchange Commission (the “Commission”) promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The financial statements of the Corporation included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Corporation and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(f)           Registration Statement.  The Warrant Shares have been registered for re-sale to the public pursuant to an effective registration statement on Form S-1 filed under the Securities Act of 1933 (Registration Statement No. 333-175227) (the “Registration Statement”) and the Registration Statement has not been withdrawn or terminated.

(g)           Brokerage Fees.  Except for the fees and commissions due to Dawson James Securities, Inc. (“Dawson James”) pursuant to the Placement Agent Agreement dated December 2, 2011 between the Corporation and Dawson James, no other brokerage or finder’s fees or commissions are or will be payable by the Corporation or the Investor to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the transactions contemplated by any of the Transaction Documents by reason of any agreements to which the Corporation is a party or otherwise binding upon the Corporation. The Investor shall have no obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by the Investor pursuant to written agreements executed by the Investor, which fees or commissions shall be the sole responsibility of the Investor) made by or on behalf of other persons for fees that may be due in connection with the transactions contemplated by the Transaction Documents.

7.            Representation and Warranty of the Investor.   The Investor hereby represents and warrants to the Corporation that this Agreement has been duly executed by the Investor and constitutes the valid and legally binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

8.            Registration Statement and Prospectus.

(a)           In no event later than close of business on the third business day following the Closing Date, the Corporation will prepare and file with the Commission an amendment or supplement to the prospectus constituting part of the Registration Statement (the “Prospectus”) to identify the Investor as a selling stockholder of the Warrant Shares (the “Amendment”).

(b)           All expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 8 and 9 hereof, including, without limitation, all registration, listing, and qualifications fees, “blue sky” fees and expenses incurred in connection therewith, printing and engraving fees, accounting fees, and the fees and disbursements of counsel for the Corporation shall be borne by the Corporation.

9.            Obligations of the Corporation.  This Agreement is one of several agreements in substantially identical form between the Corporation and other persons and entities (the “Other Investors”) relating to the acquisition and exercise by such Other Investors of Common Stock Purchase Warrants issued by the Corporation and held by SGI (the “Other Warrants”).  For purposes only of this Section 9, the term “Investors” shall refer to the Investor together with the Other Investors and the term “Warrant Shares” shall refer to the Warrant Shares together with the shares of Common Stock issued upon exercise of the Other Warrants.  The Corporation shall:

(a)           Promptly prepare and file with the Commission any amendments (including post-effective amendments) to the Registration Statement and supplements to the Prospectus as may be necessary to keep the Registration Statement continuously effective and in compliance with the provisions of the Securities Act applicable thereto so as to permit the Prospectus forming part thereof to be current and useable by the Investors for resales of the Warrant Shares until such date as all Warrant Shares covered by such Registration Statement have been sold (or, if earlier, with respect to each Investor, until such Investor may resell all of the Warrant Shares held by him or it to the public without registration in reliance on Rule 144 under the Securities Act without limitation as to volume and without the requirement of any notice filing) (the “Registration Period”) and take all lawful action such that the Registration Statement and any amendment thereto does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading and that the Prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the Registration Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(b)           During the Registration Period, comply with the provisions of the Securities Act with respect to the Warrant Shares covered by the Registration Statement until such time as all of such Warrant Shares have been disposed of in accordance with the intended methods of disposition by the Investors as set forth in the Prospectus forming part of the Registration Statement;

(c)           Prior to the filing with the Commission of any amendments to the Registration Statement and the distribution or delivery of any Prospectus (including any supplements thereto), provide draft copies thereof to Dawson James and the Investors, and reflect in such documents all such comments as Dawson James and the Investors (and their counsel, if any) reasonably may propose, and furnish to Dawson James and the Investors and their legal counsel identified to the Corporation, (i) promptly after the same is prepared and publicly distributed, filed with the Commission, or received by the Corporation, one copy of the Registration Statement, each Prospectus, and each amendment or supplement thereto, and (ii) such number of copies of the Prospectus and all amendments and supplements thereto and such other documents, as the Investors may reasonably request in order to facilitate the disposition of the Warrant Shares owned by the Investors;

(d)           (i) register or qualify the Warrant Shares covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions as Investors holding a majority of the Warrant Shares then held by all Investors reasonably requests, (ii) prepare and file in such jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period, (iii) take all such other lawful actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all such other lawful actions reasonably necessary or advisable to qualify the Warrant Shares for sale in such jurisdictions; provided, however, that the Corporation shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify, (B) subject itself to general taxation in any such jurisdiction or (C) file a general consent to service of process in any such jurisdiction;

(e)           As promptly as practicable after becoming aware of such event, notify Dawson James and the Investors of the occurrence of any event, as a result of which the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare an amendment to the Registration Statement and supplement to the Prospectus to correct such untrue statement or omission, and deliver a number of copies of such supplement and amendment to each Investor as such Investor may reasonably request;

(f)           As promptly as practicable after becoming aware of such event, notify Dawson James and the Investor of the issuance by the Commission of any stop order or other suspension of the effectiveness of the Registration Statement and take all lawful action to effect the withdrawal, rescission or removal of such stop order or other suspension;

(g)           Take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Investors of the Warrant Shares in accordance with the intended methods therefor provided in the Prospectus which are customary under the circumstances;

(h)           Make generally available to its security holders as soon as practicable, but in any event not later than eighteen (18) months after (i) the Effective Date of the Registration Statement, and (ii) the effective date of each post-effective amendment to the Registration Statement, as the case may be, an earnings statement of the Corporation and its subsidiaries complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder;

(i)           Make reasonably available for inspection by the Investor, Dawson James, and any attorney, accountant or other agent retained by the Investors or Dawson James, all relevant financial and other records, pertinent corporate documents and properties of the Corporation and its subsidiaries, and (ii) cause the Corporation’s officers, directors and employees to supply all information reasonably requested by Investors holding a majority of the Warrant Shares then held by all Investors, or their attorney, accountant or agent in connection with the Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that all records, information and documents that are designated in writing by the Corporation, in good faith, as confidential, proprietary or containing any nonpublic information shall be kept confidential by the Investor, Dawson James, and any attorney, accountant or agent (pursuant to an appropriate confidentiality agreement in the case of any such holder or agent), unless such disclosure is made pursuant to judicial process in a court proceeding (after first giving the Corporation an opportunity promptly to seek a protective order or otherwise limit the scope of the information sought to be disclosed) or is required by law, or such records, information or documents become available to the public generally or through a third party not in violation of an accompanying obligation of confidentiality; and provided, further, that, if the foregoing inspection and information gathering would otherwise disrupt the Corporation’s conduct of its business, such inspection and information gathering shall, to the maximum extent possible, be coordinated on behalf of the Investors and the other parties entitled thereto by one firm of counsel designated by and on behalf of the majority in interest of Investors and other parties; and

(j)           Use its commercially reasonable efforts to cause all Warrant Shares covered by the Registration Statement to be listed or qualified for trading on the principal trading market, if any, on which the Common Stock is traded or listed on the Effective Date of the Registration Statement.

10.          Obligations and Acknowledgements of the Investor.  In connection with the registration of the Warrant Shares, the Investor shall have the following obligations and hereby makes the following acknowledgements:

(a)           In connection with the Amendment, the Investor will provide to the Corporation promptly upon request such information regarding the Investor, its control persons and its beneficial ownership of the securities of the Corporation as the Corporation may reasonably request for inclusion in the Prospectus, and thereafter will promptly advise the Corporation of any changes or corrections thereto; and

(b)           Upon receipt of any notice from the Corporation of the occurrence of any event of the kind described in Section 9(e) or 9(f), the Investor shall immediately discontinue its disposition of Warrant Shares pursuant to the Registration Statement covering such Warrant Shares until such Investor’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 9(e) and, if so directed by the Corporation, such Investor shall deliver to the Corporation (at the expense of the Corporation) or destroy (and deliver to the Corporation a certificate of destruction) all copies in such Investor’s possession, of the Prospectus covering such Warrant Shares current at the time of receipt of such notice.

11.          Indemnification and Contribution.

(a)           Indemnification by the Corporation.  The Corporation shall indemnify and hold harmless the Investor and Dawson James, which facilitates the disposition of Warrant Shares, and each of their respective officers and directors and each Person who controls the Investor or Dawson James within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such Person being sometimes hereinafter referred to as an “Indemnified Person”) from and against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, or arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Prospectus or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Corporation hereby agrees to reimburse such Indemnified Person for all reasonable legal and other expenses incurred by them in connection with investigating or defending any such action or claim as and when such expenses are incurred; provided, however, that the Corporation shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement made in, or an omission or alleged omission from, such Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Corporation by such Indemnified Person expressly for use therein or (ii) in the case of the occurrence of an event of the type specified in Section 9(e), the use by the Indemnified Person of an outdated or defective Prospectus after the Corporation has provided to such Indemnified Person an updated Prospectus correcting the untrue statement or alleged untrue statement or omission or alleged omission giving rise to such loss, claim, damage or liability.

(b)           Indemnification by the Investor.  The Investor agrees, as a consequence of the inclusion of any of its Warrant Shares in a Registration Statement, to (i) indemnify and hold harmless the Corporation, its directors (including any person who, with his or her consent, may be named in the Registration Statement as a director nominee of the Corporation), its officers who sign any Registration Statement and each Person, if any, who controls the Corporation within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Corporation or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made, in the case of the Prospectus), not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Corporation by the Investor expressly for use therein, and (ii) reimburse the Corporation for any legal or other expenses incurred by the Corporation in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Investor shall not be liable under this Section 11(b) for any amount in excess of the net proceeds paid to the Investor in respect of Warrant Shares sold by the Investor.

(c)           Notice of Claims, etc.  Promptly after receipt by a Person seeking indemnification pursuant to this Section 11 (an “Indemnified Party”) of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a “Claim”), the Indemnified Party promptly shall notify the Person against whom indemnification pursuant to this Section 11 is being sought (the “Indemnifying Party”) of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is materially prejudiced and forfeits substantive rights and defenses by reason of such failure.  In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof.  Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (i) the Indemnifying Party shall have agreed to pay such fees, costs and expenses, (ii) the Indemnified Party shall reasonably have concluded that representation of the Indemnified Party by the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party, or (iii) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim.  If the Indemnified Party employs separate legal counsel in circumstances other than as described in the preceding sentence, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party.  Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of counsel for the Indemnified Party (together with appropriate local counsel).  The Indemnified Party shall not, without the prior written consent of the Indemnifying Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnifying Party from all liabilities with respect to such Claim or judgment or contain any admission of wrongdoing.

(d)           Limitation on Investor’s Obligations.  Notwithstanding any other provision of this Section 11, in no event shall the Investor have any liability under this Section 11 for any amounts in excess of the dollar amount of the proceeds actually received by the Investor from the sale of the Investor’s Warrant Shares (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement under which such Warrant Shares are registered under the Securities Act.

(e)           Other Liabilities.  The obligations of the Corporation under this Section 11 shall be in addition to any liability which the Corporation may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this Section 11 shall be in addition to any liability which such Indemnified Person may otherwise have to the Corporation.  The remedies provided in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

12.           Entire Agreement.    The Transaction Documents contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters.  No provision of any Transaction Document may be waived or amended except in a written instrument signed by the Corporation and the Investor.  No waiver of any default with respect to any provision, condition or requirement of any of the Transaction Documents shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement of such Transaction Document or of any other Transaction Document, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.  No consideration shall be offered or paid to any Investor to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all Investors.

13.           Governing Law and Jurisdiction.     This Agreement and the rights of the parties hereunder shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts applicable to agreements executed and to be performed wholly within such state and without regard to principles of conflicts of law.  Each party irrevocably (a) consents to the jurisdiction of the federal and state courts situated in or having jurisdiction over Boston, Massachusetts in any action that may be brought for the enforcement of this Agreement, and (b) submits to and accepts, with respect to its properties and assets, generally and unconditionally, the in personam jurisdiction of the aforesaid courts, waiving any defense that such court is not a convenient forum.

14.           Execution.     This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such delivery shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof, notwithstanding any subsequent failure or refusal to deliver an original signed in ink.

15.           Severability.     If any provision of this Agreement is held to be invalid or unenforceable in any respect, the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.  If any provision of this Agreement is held to be invalid or unenforceable in any respect,  the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby.

In witness whereof, the Corporation and the Investor have executed and delivered this Agreement as of the date and year first above written.

ThermoEnergy Corporation

By:
Cary G. Bullock, President and CEO

Purchaser’s Name

By:
Authorized Signature

ThermoEnergy Corporation

Warrant Amendment Agreement and Notice of Exercise

Exhibit A

Warrant Number	Warrant Shares (Prior to Amendment)